PENN SERIES FUNDS, INC.
                  600 Dresher Road, Horsham, PA 19044
                    Supplement Dated July 6, 1998
                   To  Prospectus Dated May 1, 1998

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       The Prospectus is being amended and supplemented to reflect a change in the portfolio management of the Small Capitalization Fund. Timothy Curro will no longer serve as portfolio manager of the Small Capitalization Fund. However, Timothy McCormack and Gavin Albert will continue to share responsibility for managing the assets of the Small Capitalization Fund. Accordingly, the third paragraph on page 28 is hereby deleted and replaced with the following:

       Timothy McCormack and Gavin Albert are responsible for the day-to-day investment management of the Small Capitalization Fund. Timothy McCormack has been a portfolio manager of the Fund since March 1996. Gavin Albert became portfolio manager of the Fund on January 1, 1997. Mr. Albert, Vice President of Oppenheimer Capital since December 1996, joined the firm in September 1994 as a research analyst. Prior thereto he was a management consultant for EDS Energy Management in 1994, attended the Vanderbilt University Business School from September 1992 to May 1994 (with a Masters of Business Administration degree in finance and management) and was a financial analyst in the Corporate Finance Department of Texaco, Inc. from 1990 to 1992. Mr. McCormack, Vice President of Oppenheimer Capital, joined the firm in 1994. From 1993 to 1994 he was a securities analyst at U.S. Trust Company and prior thereto he was a securities analyst at Gabelli & Company. He has a Masters of Business Administration degree from the Wharton School.

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